UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         January 8, 2025

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

5420 S. Durango Dr.
Las Vegas,	Nevada	89113
(Address of principal executive offices)		(Zip Code)
(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on April 3, 2019, Marina Bay Sands Pte. Ltd. (“MBS”), an indirect wholly owned subsidiary of Las Vegas Sands Corp. (the “Company”), and the Singapore Tourism Board (the “STB”) entered into a Development Agreement (the “Development Agreement”), pursuant to which MBS will construct a development, which includes a comprehensive range of integrated amenities for tourism, recreation, entertainment and lifestyle uses (the “MBS Expansion Project”). In connection with entering into the Development Agreement, MBS made an upfront premium payment of $963 million to lease the parcels of land underlying the MBS Expansion Project site through August 21, 2066.

Since entering into the Development Agreement, MBS has further progressed the development plans for the MBS Expansion Project and has made certain changes thereto, which require an allocation of gross floor area across the MBS Expansion Project by the STB (the “Allocation”) and the purchase of 2,000 square meters of approved gaming area and 10,000 square meters of ancillary area in support of the gaming area from the STB (the “Additional Gaming Area Purchase”) to make the planned changes. In connection with the foregoing, on January 8, 2025, MBS entered into a second supplemental agreement to the Development Agreement with the Singapore government (the “Second Supplemental Agreement”) whereby MBS committed to assume liability for the cost of the land premium associated with the Additional Gaming Area Purchase as well as other adjustments to the land premiums resulting from the consequential changes to the allocations of gross floor area for the MBS Expansion Project since the first payment made in 2019. These allocations prescribe and limit the use of the gross floor area for hotel, gaming, retail, food and beverage, meetings, incentives, conventions and exhibitions (“MICE”) and arena at the MBS Expansion Project site. The Second Supplemental Agreement also formalizes the dates by which MBS has agreed with the Singapore government to commence and complete construction of the MBS Expansion Project, being July 8, 2025 and July 8, 2029, respectively. These dates were previously agreed by way of the letter agreement, dated April 1, 2024 between the STB and MBS as disclosed in the Company’s Current Report on Form 8‑K filed on April 5, 2024. The additional upfront payment amount under the Second Supplemental Agreement is currently anticipated to be approximately $1 billion.

The foregoing summary of the Second Supplemental Agreement is not complete and is qualified in its entirety by reference to the full and complete text of the Second Supplemental Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about beliefs and expectations and statements relating to the anticipated payment amount involving MBS and the Singapore government in connection with the Allocation and the Additional Gaming Area Purchase. In addition, in certain portions included in this Current Report on Form 8-K, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “positions,” “remains,” “seeks,” “will” and similar expressions, as they relate to the Company, MBS, or management, are intended to identify forward-looking statements. Although we believe these forward-looking statements are reasonable, we cannot assure you any forward-looking statements will prove to be correct. These statements represent our expectations, beliefs, intentions or strategies concerning future events that, by their nature, involve a number of risks, uncertainties or other factors beyond our control, which may cause our actual results, performance, achievements or other expectations to be materially different from any future results, performance, achievements or other expectations expressed or implied by these forward-looking statements. These factors include, but are not limited to, the risks associated with: our gaming license in Singapore and concession in Macao and amendments to Macao's gaming laws; general economic conditions; disruptions or reductions in travel and our operations due to natural or man-made disasters, pandemics, epidemics or outbreaks of infectious or contagious diseases; our ability to invest in future growth opportunities, or attempt to expand our business in new markets and new ventures, execute our capital expenditure programs at our existing properties and produce future returns; government regulation; the extent to which the laws and regulations of mainland China become applicable to our operations in Macao and Hong Kong; the possibility that economic, political and legal developments in Macao adversely affect our Macao operations, or that there is a change in the manner in which regulatory oversight is conducted in Macao; our subsidiaries’ ability to make distribution payments to us; substantial leverage and debt service; fluctuations in currency exchange rates and interest rates; our ability to collect gaming receivables; win rates for our gaming operations; risk of fraud and cheating; competition; tax law changes; political instability, civil unrest, terrorist acts or war; legalization of gaming; insurance; the collectability of our outstanding loan receivable; limitations on the transfers of cash to and from our subsidiaries; limitations of the pataca exchange markets; restrictions on the export of the renminbi; and other risks and uncertainties detailed in Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by the Company with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made. The Company assumes no obligation to update any forward-looking statements and information.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1*	Second Supplemental Agreement, dated January 8, 2025, between the Singapore Tourism Board and Marina Bay Sands Pte. Ltd.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
_____________________
*Certain schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 10, 2025

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary